PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 15.
Prudential Short Duration High Yield Income Fund (the “Fund”)

Supplement dated February 27, 2017 to the Currently Effective Summary Prospectus and Prospectus

Effective as of March 1, 2017, the Fund’s Board of Directors (the “Board”) approved imposing contractual caps on certain Fund expenses. To reflect these changes, the Fund’s Summary Prospectus and Prospectus are hereby revised as follows, effective as of March 1, 2017:

1.	In the Summary Prospectus and Prospectus section entitled Fund Summary — Fund Fees and Expenses, the “Annual Fund Operating Expenses” table is deleted and replaced with the following new table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Q	Class Z
Management fees	0.70%	0.70%	0.70%	0.70%
+ Distribution and service (12b-1) fees	0.25%	1.00%	None	None
+ Other expenses	0.13%	0.13%	0.04%	0.13%
= Total annual Fund operating expenses	1.08%	1.83%	0.74%	0.83%
– Fee waiver and/or expense reimbursement	(.08)%	(.08)%	(.04)%	(.08)%
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)	1.00%	1.75%	0.70%	0.75%

(1) The Manager has contractually agreed, through December 31, 2018, to reimburse and/or waive fees so that: (1) the Fund’s net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), acquired fund fees and expenses, taxes and deferred tax expenses, interest and brokerage commissions, and extraordinary expenses) of each class of shares is limited to 0.70% of the Fund's average daily net assets; and (2) the Fund’s net annual operating expenses (exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, taxes and deferred tax expenses, interest and brokerage commissions, and extraordinary expenses) of each class of shares is limited to 0.75% of the Fund's average daily net assets. These waivers may not be terminated prior to December 31, 2018 without the prior approval of the Fund’s Board of Directors.

2.	In the Summary Prospectus and Prospectus section entitled Fund Summary — Fund Fees and Expenses — Example, the table is deleted and replaced with the following new table:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$424	$650	$894	$1,592	$424	$650	$894	$1,592
Class C	$278	$568	$983	$2,141	$178	$568	$983	$2,141
Class Q	$72	$233	$408	$915	$72	$233	$408	$915
Class Z	$77	$257	$453	$1,018	$77	$257	$453	$1,018

LR925